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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):         May 22, 1997
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                            TEXAS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




        Delaware                      1-4887                75-0832210
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(State or Other Jurisdiction       (Commission            (IRS Employer
   of Incorporation)               File Number)        Identification Number)



1341 W. Mockingbird Lane, Suite 700 W, Dallas, Texas           75247
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   (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:       (972) 647-6700
                                                    ----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.          OTHER EVENTS.

         On May 22, 1997 the Registrant offered to acquire the remaining outstanding shares of public stock of Chaparral Steel Company not currently owned by Registrant. The transaction would be in the form of a merger in which the holders of the public stock of Chaparral Steel Company would receive $14.25 cash for each share of public stock outstanding. Upon consummation of the merger, Chaparral Steel Company would become a wholly-owned subsidiary of Registrant.


ITEM 7.          EXHIBITS.


                 Exhibit 5.1 Texas Industries, Inc. Letter to Board of Directors of Chaparral Steel Company dated May 22. 1997 Presenting Offer to Acquire the Outstanding Shares of Common Stock of Chaparral Steel.

                 Exhibit 5.2 "Texas Industries Offers to Merge with Chaparral Steel" Press Release (Dallas, Texas
                                  - May 22, 1997)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TEXAS INDUSTRIES, INC.



Date:     May 30, 1997                     By:  /s/  ROBERT C. MOORE
       -----------------                        -------------------------------
                                                Robert C. Moore
                                                Vice President & Secretary


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                               INDEX TO EXHIBITS



Exhibit
Number        Description
---------     -----------------------------------------------------------------
   5.1        Texas Industries, Inc. Letter to Board of Directors of Chaparral
              Steel Company dated May 22. 1997 Presenting Offer to Acquire the
              Outstanding Shares of Common Stock of Chaparral Steel.

   5.2        "Texas Industries Offers to Merge with Chaparral Steel"
              Press Release (Dallas, Texas - May 22, 1997)